Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales	2008							2009							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Total	$4,188	$4,475	$8,663	$4,510	$13,173	$4,542	$17,715	$4,322	$4,665	$8,987	$4,788	$13,775	$5,033	$18,808	11%	6%	4%	-2%
US Pharmaceuticals	2,451	2,610	5,061	2,695	7,756	2,809	10,565	2,766	2,974	5,740	3,012	8,752	3,115	11,867	11%	12%	N/A	N/A
CV/Metabolics	1,407	1,483	2,890	1,517	4,407	1,552	5,959	1,554	1,699	3,253	1,707	4,960	1,737	6,697	12%	12%	N/A	N/A
Oncology/Virology	619	633	1,252	641	1,893	655	2,548	627	638	1,265	659	1,924	689	2,613	5%	3%	N/A	N/A
Neuroscience	352	407	759	440	1,199	497	1,696	486	520	1,006	521	1,527	563	2,090	13%	23%	N/A	N/A
Immunoscience	73	87	160	97	257	105	362	99	117	216	125	341	126	467	20%	29%	N/A	N/A

Intercon Pharmaceuticals	384	401	785	411	1,196	385	1,581	309	341	650	354	1,004	376	1,380	-2%	-13%	6%	-7%

EMAP Pharmaceuticals	398	436	834	437	1,271	437	1,708	379	420	799	457	1,256	482	1,738	10%	2%	8%	-3%

Europe Pharmaceuticals	933	996	1,929	935	2,864	886	3,750	827	883	1,710	911	2,621	1,004	3,625	13%	-3%	10%	-7%

% of Total Sales	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—	—
US Pharmaceuticals	58.5%	58.3%	58.4%	59.8%	58.9%	61.8%	59.6%	64.0%	63.8%	63.9%	62.9%	63.5%	61.9%	63.1%	10	350
CV/Metabolics	33.6%	33.1%	33.4%	33.6%	33.4%	34.2%	33.6%	36.0%	36.4%	36.2%	35.6%	36.0%	34.5%	35.6%	30	200
Oncology/Virology	14.8%	14.2%	14.4%	14.2%	14.4%	14.4%	14.4%	14.5%	13.7%	14.1%	13.8%	14.0%	13.7%	13.9%	(70)	(50)
Neuroscience	8.4%	9.1%	8.8%	9.8%	9.1%	10.9%	9.6%	11.2%	11.2%	11.2%	10.9%	11.1%	11.2%	11.1%	30	150
Immunoscience	1.7%	1.9%	1.8%	2.2%	2.0%	2.3%	2.0%	2.3%	2.5%	2.4%	2.6%	2.4%	2.5%	2.5%	20	50

Intercon Pharmaceuticals	9.2%	9.0%	9.1%	9.1%	9.1%	8.5%	8.9%	7.1%	7.3%	7.2%	7.4%	7.3%	7.5%	7.3%	(100)	(160)

EMAP Pharmaceuticals	9.5%	9.7%	9.6%	9.7%	9.6%	9.6%	9.6%	8.8%	9.0%	8.9%	9.5%	9.1%	9.6%	9.2%	—	(40)

Europe Pharmaceuticals	22.3%	22.3%	22.3%	20.7%	21.7%	19.5%	21.2%	19.1%	18.9%	19.0%	19.0%	19.0%	19.9%	19.3%	40	(190)

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2009

($ in millions)

QUARTER-TO-DATE

	US	Non-US	Total
Price Increases/(Decreases)	6%	—	3%
Foreign Exchange	—	9%	4%
Volume	5%	2%	4%

Total Change	11%	11%	11%

Total 2009 Period to Date Sales	$3,127	$1,906	$5,033
Total 2008 Period to Date Sales	$2,819	$1,723	$4,542

YEAR-TO-DATE
	US	Non-US	Total
Price Increases/(Decreases)	7%	—	4%
Foreign Exchange	—	-6%	-2%
Volume	5%	3%	4%

Total Change	12%	-3%	6%

Total 2009 Period to Date Sales	$11,909	$6,899	$18,808

Total 2008 Period to Date Sales	$10,611	$7,104	$17,715

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS FROM CONTINUING OPERATIONS

($ in millions, except per share amounts)

	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Net Sales	$4,188	$4,475	$8,663	$4,510	$13,173	$4,542	$17,715	$4,322	$4,665	$8,987	$4,788	$13,775	$5,033	$18,808	11%	6%

Cost of products sold	1,318	1,398	2,716	1,346	4,062	1,254	5,316	1,165	1,225	2,390	1,317	3,707	1,433	5,140	14%	-3%
Marketing, selling and administrative	995	1,013	2,008	1,034	3,042	1,098	4,140	901	922	1,823	953	2,776	1,170	3,946	7%	-5%
Advertising and product promotion	235	325	560	265	825	356	1,181	248	298	546	256	802	334	1,136	-6%	-4%
Research and development	766	809	1,575	816	2,391	1,121	3,512	908	811	1,719	820	2,539	1,108	3,647	-1%	4%
Acquired in-process research and development	—	32	32	—	32	—	32	—	—	—	—	—	—	—	—	-100%
Provision for restructuring, net	10	29	39	25	64	151	215	19	19	38	51	89	47	136	-69%	-37%
Litigation expense, net	—	2	2	30	32	1	33	104	28	132	—	132	—	132	-100%	*
Equity in net income of affiliates	(164)	(150)	(314)	(164)	(478)	(139)	(617)	(146)	(150)	(296)	(139)	(435)	(115)	(550)	-17%	-11%
Gain on sale of Imclone shares	—	—	—	—	—	(895)	(895)	—	—	—	—	—	—	—	100%	100%
Other (income)/expense, net	30	(16)	14	167	181	(159)	22	(72)	(10)	(82)	(35)	(117)	(264)	(381)	66%	*

Total expenses	3,190	3,442	6,632	3,519	10,151	2,788	12,939	3,127	3,143	6,270	3,223	9,493	3,713	13,206	33%	2%

Earnings from Continuing Operations Before Income Taxes	$998	$1,033	$2,031	$991	$3,022	$1,754	$4,776	$1,195	$1,522	$2,717	$1,565	$4,282	$1,320	$5,602	-25%	17%
Provision for income taxes	261	193	454	266	720	370	1,090	275	353	628	366	994	188	1,182	-49%	8%

Net Earnings from Continuing Operations	$737	$840	$1,577	$725	$2,302	$1,384	$3,686	$920	$1,169	$2,089	$1,199	$3,288	$1,132	$4,420	-18%	20%
Net Earnings Attributable to Noncontrolling Interest	228	239	467	257	724	265	989	271	289	560	307	867	314	1,181	18%	19%

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company	$509	$601	$1,110	$468	$1,578	$1,119	$2,697	$649	$880	$1,529	$892	$2,421	$818	$3,239	-27%	20%

Contingently convertible debt interest expense and dividends attributable to unvested shares	5	1	6	1	7	(5)	3	(4)	(5)	(8)	(5)	(13)	(4)	(17)	-20%	*

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$514	$602	$1,116	$469	$1,585	$1,114	$2,700	$645	$875	$1,521	$887	$2,408	$814	$3,222	-27%	19%

Diluted Earnings Attributable to Bristol-Myers Squibb Company per Common Share** - Continuing Operations	$0.26	$0.30	$0.56	$0.23	$0.79	$0.56	$1.35	$0.33	$0.44	$0.77	$0.45	$1.21	$0.41	$1.63	-27%	21%

Average Common Shares Outstanding - Diluted	2,006	2,006	2,005	2,002	2,004	1,980	1,999	1,981	1,983	1,982	1,984	1,982	1,967	1,978	-1%	-1%
Dividends declared per common share	$0.31	$0.31	$0.62	$0.31	$0.93	$0.31	$1.24	$0.31	$0.31	$0.62	$0.31	$0.93	$0.32	$1.25	3%	1%

% of Net Sales	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Gross Margin	68.5%	68.8%	68.6%	70.2%	69.2%	72.4%	70.0%	73.0%	73.7%	73.4%	72.5%	73.1%	71.5%	72.7%	(90)	270

Cost of products sold	31.5%	31.2%	31.4%	29.8%	30.8%	27.6%	30.0%	27.0%	26.3%	26.6%	27.5%	26.9%	28.5%	27.3%	90	(270)
Marketing, selling and administrative	23.8%	22.6%	23.2%	22.9%	23.1%	24.2%	23.4%	20.8%	19.8%	20.3%	19.9%	20.2%	23.2%	21.0%	(100)	(240)
Advertising and product promotion	5.6%	7.3%	6.5%	5.9%	6.3%	7.8%	6.7%	5.7%	6.4%	6.1%	5.3%	5.8%	6.6%	6.0%	(120)	(70)
Research and development	18.3%	18.1%	18.2%	18.1%	18.2%	24.7%	19.8%	21.0%	17.4%	19.1%	17.1%	18.4%	22.0%	19.4%	(270)	(40)
Acquired in-process research and development	—	0.7%	0.4%	—	0.2%	—	0.2%	—	—	—	—	—	—	—	—	(20)
Total expenses	76.2%	76.9%	76.6%	78.0%	77.1%	61.4%	73.0%	72.4%	67.4%	69.8%	67.3%	68.9%	73.8%	70.2%	1,240	(280)

Earnings from Continuing Operations Before Income Taxes	23.8%	23.1%	23.4%	22.0%	22.9%	38.6%	27.0%	27.6%	32.6%	30.2%	32.7%	31.1%	26.2%	29.8%	(1,240)	280
Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company	12.2%	13.4%	12.8%	10.4%	12.0%	24.6%	15.2%	15.0%	18.9%	17.0%	18.6%	17.6%	16.3%	17.2%	(830)	200

Other Ratios
Effective Tax Rate	26.2%	18.7%	22.4%	26.8%	23.8%	21.1%	22.8%	23.0%	23.2%	23.1%	23.4%	23.2%	14.2%	21.1%	(690)	(170)

Other (Income)/ Expense, net	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Interest expense	$73	$80	$153	$84	$237	$73	$310	$52	$42	$94	$47	$141	$43	$184	-41%	-41%
Interest income	(43)	(31)	(74)	(37)	(111)	(19)	(130)	(13)	(14)	(27)	(13)	(40)	(14)	(54)	-26%	-58%
ARS impairment charge	25	—	25	224	247	58	305	—	—	—	—	—	—	—	-100%	-100%
(Gain)/Loss on debt buyback and termination of interest rate swap agreements	—	—	—	—	—	(57)	(57)	—	(11)	(11)	4	(7)	—	(7)	-100%	-88%
Foreign exchange transaction losses/(gains)	18	(2)	16	(52)	(36)	(42)	(78)	(13)	17	4	13	17	(15)	2	-64%	-103%
Gain on sale of product lines, businesses and assets	(9)	—	(9)	—	(9)	(159)	(168)	(44)	(11)	(55)	(17)	(72)	(288)	(360)	81%	114%
Medarex acquisition	—	—	—	—	—	—	—	—	—	—	(10)	(10)	—	(10)	—	—
Net royalty income and amortization of upfront and milestone payments received from alliance partners	(41)	(41)	(82)	(42)	(124)	(17)	(141)	(35)	(34)	(69)	(50)	(119)	(29)	(148)	71%	5%
Pension settlements/curtailments	—	—	—	—	—	8	8	—	25	25	—	25	18	43	125%	*
Other , net	7	(22)	(15)	(10)	(23)	(4)	(27)	(19)	(24)	(43)	(9)	(52)	21	(31)	*	15%

	$30	($16)	$14	$167	$181	($159)	$22	($72)	($10)	($82)	($35)	($117)	(264)	($381)	66%	*

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED DECEMBER 31, 2009

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2009	2008	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2009 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX

Net sales	$5,033	$4,542	491	11%	141	4,892	4%	7%
Marketing, selling and administrative (a)	1,170	1,098	72	7%	(43)	1,127	-5%	2%
Marketing, selling and administrative excluding specified items (b)	1,025	1,053	(28)	-3%	(44)	981	-4%	-7%
Advertising and product promotion	334	356	(22)	-6%	(11)	323	-3%	-9%
Advertising and product promotion excluding specified items (b)	334	356	(22)	-6%	(11)	323	-3%	-9%
Research and development	1,108	1,121	(13)	-1%	(11)	1,097	-1%	-2%
Research and development excluding specified items (b)	935	848	87	10%	(11)	924	-1%	9%

(a) General and administrative	540	494	46	9%	(13)	527	-3%	6%
General and administrative excluding specified items (c)	395	449	(54)	-12%	(14)	381	-2%	-14%

(b) Please refer to the Specified Items QTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

(c) The following table provides a reconciliation table of General and administrative GAAP to Non-GAAP figures:

	2009	2008
General and administrative	540	494
Specified Items:
Process standardization implementation costs	45	45
BMS foundation funding initiative	100	—

General and administrative excluding specified items	395	449

YEAR-TO-DATE

	2009	2008	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2009 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX

Net sales	$18,808	$17,715	1,093	6%	(427)	19,235	-2%	8%
Marketing, selling and administrative (a)	3,946	4,140	(194)	-5%	88	4,034	2%	-3%
Marketing, selling and administrative excluding specified items (b)	3,736	4,031	(295)	-7%	86	3,822	2%	-5%
Advertising and product promotion	1,136	1,181	(45)	-4%	21	1,157	2%	-2%
Advertising and product promotion excluding specified items (b)	1,136	1,181	(45)	-4%	21	1,157	2%	-2%
Research and development	3,647	3,512	135	4%	51	3,698	1%	5%
Research and development excluding specified items (b)	3,300	3,151	149	5%	51	3,351	1%	6%

(a) General and administrative	1,594	1,727	(133)	-8%	27	1,621	2%	-6%
General and administrative excluding specified items (c)	1,384	1,618	(234)	-14%	25	1,409	2%	-12%

(b) Please refer to the Specified Items YTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

(c) The following table provides a reconciliation table of General and administrative GAAP to Non-GAAP figures:

	2009	2008
General and administrative	1,594	1,727
Specified Items:
Process standardization implementation costs	110	109
BMS foundation funding initiative	100	—

General and administrative excluding specified items	1,384	1,618

* The company calculates the foreign exchange (FX) impact by determining the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED DECEMBER 31, 2009

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2009	2008	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2009 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX

Plavix	1,618	1,469	149	10%	20	1,598	2%	8%

Avapro/Avalide	339	316	23	7%	17	322	5%	2%

Abilify	707	606	101	17%	9	698	2%	15%

Reyataz	388	329	59	18%	12	376	5%	13%

Sustiva Franchise	358	300	58	19%	2	356	1%	18%

Baraclude	212	153	59	39%	5	207	5%	34%

Orencia	168	129	39	30%	2	166	2%	28%

Erbitux	167	182	(15)	-8%	—	167	—	-8%

Sprycel	119	86	33	38%	5	114	9%	29%

Ixempra	28	25	3	12%	—	28	—	12%

Onglyza	4	—	4	N/A	—	4	N/A	N/A

YEAR-TO-DATE

	2009	2008	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2009 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX

Plavix	6,146	5,603	543	10%	(33)	6,179	—	10%

Avapro/Avalide	1,283	1,290	(7)	-1%	(33)	1,316	-3%	2%

Abilify	2,592	2,153	439	20%	(47)	2,639	-2%	22%

Reyataz	1,401	1,292	109	8%	(52)	1,453	-4%	12%

Sustiva Franchise	1,277	1,149	128	11%	(50)	1,327	-4%	15%

Baraclude	734	541	193	36%	(25)	759	-4%	40%

Orencia	602	441	161	37%	(11)	613	-2%	39%

Erbitux	683	749	(66)	-9%	—	683	—	-9%

Sprycel	421	310	111	36%	(24)	445	-6%	42%

Ixempra	109	101	8	8%	—	109	—	8%

Onglyza	24	—	24	N/A	—	24	N/A	N/A

* The company calculates the foreign exchange (FX) impact by determining the change in a product’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2008							2009							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	4,188	4,475	8,663	4,510	13,173	4,542	17,715	4,322	4,665	8,987	4,788	13,775	5,033	18,808	11%	6%	4%	-2%

Cardiovascular	1,828	1,933	3,761	1,948	5,709	1,942	7,651	1,892	2,050	3,942	2,055	5,997	2,118	8,115	9%	6%	3%	-1%
Plavix	1,308	1,387	2,695	1,439	4,134	1,469	5,603	1,435	1,539	2,974	1,554	4,528	1,618	6,146	10%	10%	2%	—
Avapro/Avalide	305	335	640	334	974	316	1,290	302	313	615	329	944	339	1,283	7%	-1%	5%	-3%

Virology	734	791	1,525	824	2,349	812	3,161	794	848	1,642	890	2,532	981	3,513	21%	11%	4%	-4%
Reyataz	297	324	621	342	963	329	1,292	322	331	653	360	1,013	388	1,401	18%	8%	5%	-4%
Sustiva Franchise (a)	273	282	555	294	849	300	1,149	292	312	604	315	919	358	1,277	19%	11%	1%	-4%
Baraclude	108	136	244	144	388	153	541	152	179	331	191	522	212	734	39%	36%	5%	-4%

Oncology	436	474	910	447	1,357	462	1,819	407	450	857	447	1,304	437	1,741	-5%	-4%	3%	-1%
Erbitux	187	196	383	184	567	182	749	164	173	337	179	516	167	683	-8%	-9%	—	—
Sprycel	66	76	142	82	224	86	310	88	107	195	107	302	119	421	38%	36%	9%	-6%
Ixempra	25	26	51	25	76	25	101	24	29	53	28	81	28	109	12%	8%	—	—

Neuroscience	498	575	1,073	607	1,680	641	2,321	621	660	1,281	668	1,949	727	2,676	13%	15%	2%	-2%
Abilify (b)	454	529	983	564	1,547	606	2,153	589	643	1,232	653	1,885	707	2,592	17%	20%	2%	-2%

Immunoscience	87	106	193	119	312	129	441	124	148	272	162	434	168	602	30%	37%	2%	-2%
Orencia	87	106	193	119	312	129	441	124	148	272	162	434	168	602	30%	37%	2%	-2%

Metabolics	25	27	52	30	82	22	104	25	36	61	52	113	30	143	36%	38%	-1%	1%
Onglyza	—	—	—	—	—	—	—	—	—	—	20	20	4	24	N/A	N/A	N/A	N/A

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2008							2009							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	2,459	2,625	5,084	$2,708	7,792	2,819	10,611	2,784	2,977	5,761	3,021	8,782	3,127	11,909	11%	12%

Cardiovascular	1,366	1,437	2,803	1,474	4,277	1,521	5,798	1,515	1,652	3,167	1,650	4,817	1,693	6,510	11%	12%
Plavix	1,139	1,207	2,346	1,263	3,609	1,311	4,920	1,296	1,393	2,689	1,406	4,095	1,461	5,556	11%	13%	4%	4%
Avapro/Avalide	174	184	358	189	547	188	735	173	179	352	186	538	184	722	-2%	-2%	-9%	-9%

Virology	378	376	754	405	1,159	407	1,566	406	404	810	424	1,234	466	1,700	14%	9%
Reyataz	160	159	319	176	495	172	667	176	169	345	186	531	196	727	14%	9%	9%	8%
Sustiva Franchise (a)	175	171	346	185	531	193	724	190	194	384	195	579	224	803	16%	11%	12%	10%
Baraclude	29	35	64	36	100	40	140	36	39	75	41	116	44	160	10%	14%	14%	13%

Oncology	237	254	491	234	725	246	971	218	233	451	233	684	219	903	-11%	-7%
Erbitux	185	193	378	182	560	179	739	162	171	333	175	508	163	671	-9%	-9%	N/A	N/A
Sprycel	20	21	41	21	62	30	92	30	33	63	28	91	32	123	7%	34%	14%	18%
Ixempra	25	26	51	24	75	23	98	22	26	48	26	74	25	99	9%	1%	N/A	N/A

Neuroscience	359	413	772	449	1,221	502	1,723	491	513	1,004	520	1,524	566	2,090	13%	21%
Abilify (b)	348	403	751	435	1,186	490	1,676	481	518	999	520	1,519	563	2,082	15%	24%	19%	26%

Immunoscience	73	87	160	97	257	106	363	99	116	215	126	341	126	467	19%	29%
Orencia	73	87	160	97	257	106	363	99	116	215	126	341	126	467	19%	29%	N/A	N/A

Metabolics	15	16	31	17	48	9	57	11	21	32	36	68	12	80	33%	40%
Onglyza	—	—	—	—	—	—	—	—	—	—	20	20	2	22	N/A	N/A	N/A	N/A

*	In excess of +/- 200%
**

In the first quarter of 2009, the Company changed its service provider for U.S prescription data to Wolters Kluwer Health, Inc. (WK) for external reporting purposes and internal demand for most products. Prior to 2009, the Company used prescription data based on the Next-Generation Prescription Service Version 2.0 (NGPS) of the National Prescription Audit provided by IMS Health (IMS). The estimated total U.S. prescription change for the retail and mail order channels are calculated based on WK data on a weighted-average basis. The weighted-average basis reflects the fact that mail order prescriptions include a greater volume of product supplied compared to retail prescriptions, which on average are 90 days for mail order and 30 days for retail. The calculation is derived by multiplying WK mail order prescription data by a factor that approximates three and adding to this the WK retail prescriptions.

(a)

The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.

(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2008							2009							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	1,729	1,850	3,579	1,802	5,381	1,723	7,104	1,538	1,688	3,226	1,767	4,993	1,906	6,899	11%	-3%	9%	-6%

Cardiovascular	462	496	958	474	1,432	421	1,853	377	398	775	405	1,180	425	1,605	1%	-13%	11%	-6%
Plavix	169	180	349	176	525	158	683	139	146	285	148	433	157	590	-1%	-14%	11%	-5%
Avapro/Avalide	131	151	282	145	427	128	555	129	134	263	143	406	155	561	21%	1%	15%	-6%

Virology	356	415	771	419	1,190	405	1,595	388	444	832	466	1,298	515	1,813	27%	14%	8%	-7%
Reyataz	137	165	302	166	468	157	625	146	162	308	174	482	192	674	22%	8%	9%	-8%
Sustiva Franchise (a)	98	111	209	109	318	107	425	102	118	220	120	340	134	474	25%	12%	4%	-11%
Baraclude	79	101	180	108	288	113	401	116	140	256	150	406	168	574	49%	43%	8%	-5%

Oncology	199	220	419	213	632	216	848	189	217	406	214	620	218	838	1%	-1%	6%	-2%
Erbitux	2	3	5	2	7	3	10	2	2	4	4	8	4	12	33%	20%	2%	-4%
Sprycel	46	55	101	61	162	56	218	58	74	132	79	211	87	298	55%	37%	16%	-9%
Ixempra	—	—	—	1	1	2	3	2	3	5	2	7	3	10	50%	*	N/A	N/A

Neuroscience	139	162	301	158	459	139	598	130	147	277	148	425	161	586	16%	-2%	10%	-8%
Abilify (b)	106	126	232	129	361	116	477	108	125	233	133	366	144	510	24%	7%	11%	-9%

Immunoscience	14	19	33	22	55	23	78	25	32	57	36	93	42	135	83%	73%	19%	-9%
Orencia	14	19	33	22	55	23	78	25	32	57	36	93	42	135	83%	73%	19%	-9%

Metabolics	10	11	21	13	34	13	47	14	15	29	16	45	18	63	38%	34%	-1%	2%
Onglyza	—	—	—	—	—	—	—	—	—	—	—	—	2	2	N/A	N/A	N/A	N/A

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2008

(Unaudited, amounts in millions except per share data)

	Q1 2008
	GAAP	Specified Items	Non GAAP

Net Sales	$4,188	—	$4,188
Cost of products sold	1,318	(96)	1,222

Gross Profit	2,870	96	2,966

Gross margin as a % of sales	68.5%	2.3%	70.8%

Marketing, selling and administrative	995	(15)	980
Advertising and product promotion	235	—	235

Total SGA	1,230	(15)	1,215

SG&A as a % of sales	29.4%	(0.4)%	29.0%

Research and development	766	(20)	746

R&D as a % of sales	18.3%	(0.5)%	17.8%

Operating Margins
	874	131	1,005
Operating Margins as a % of sales	20.9%	3.1%	24.0%

Provision for restructuring, net	10	(10)	—
Litigation expense, net	—	—	—
Equity in net income of affiliates	(164)	—	(164)
Other income, net	30	(32)	(2)

Earnings from Continuing Operations Before Income Taxes	$998	173	$1,171

Provision for income taxes	261	33	294

Net Earnings - Continuing Operations	$737	140	$877

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	228		228

Net Earnings - Continuing Operations Attributable to Bristol-Myers Squibb Company	$509	140	$649
Contingently convertible debt interest expense and dividends attributable to unvested shares	5		5

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$514	140	$654

Average Common Shares Outstanding - Diluted	2,006		2,006
Diluted EPS - Continuing Operations Attributable to Bristol-Myers Squibb Company	$0.26	0.07	$0.33

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	12.2%	3.3%	15.5%

Effective Tax Rate	26.2%	(1.1)%	25.1%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2008

(Unaudited, amounts in millions except per share data)

	Q2 2008
	GAAP	Specified Items	Non GAAP

Net Sales	$4,475	—	$4,475
Cost of products sold	1,398	(58)	1,340

Gross Profit	3,077	58	3,135

Gross margin as a % of sales	68.8%	1.3%	70.1%

Marketing, selling and administrative	1,013	(21)	992
Advertising and product promotion	325	—	325

Total SGA	1,338	(21)	1,317

SG&A as a % of sales	29.9%	(0.5)%	29.4%

Research and development	809	(31)	778

R&D as a % of sales	18.1%	(0.7)%	17.4%

Operating Margins
	930	110	1,040
Operating Margins as a % of sales	20.8%	2.4%	23.2%

Acquired in-process research and development	32	(32)	—
Provision for restructuring, net	29	(29)	—
Litigation expense, net	2	(2)	—
Equity in net income of affiliates	(150)	—	(150)
Other income, net	(16)	2	(14)

Earnings from Continuing Operations Before Income Taxes	$1,033	171	$1,204

Provision for income taxes	193	34	227

Net Earnings - Continuing Operations	$840	137	$977

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	239		239

Net Earnings - Continuing Operations Attributable to Bristol-Myers Squibb Company	$601	137	$738
Contingently convertible debt interest expense and dividends attributable to unvested shares	1		1

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$602	137	$739

Average Common Shares Outstanding - Diluted	2,006		2,006
Diluted EPS - Continuing Operations Attributable to Bristol-Myers Squibb Company	$0.30	0.07	$0.37

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	13.4%	3.1%	16.5%

Effective Tax Rate	18.7%	0.2%	18.9%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008

(Unaudited, amounts in millions except per share data)

	Q3 2008
	GAAP	Specified Items	Non GAAP

Net Sales	$4,510	—	$4,510
Cost of products sold	1,346	(53)	1,293

Gross Profit	3,164	53	3,217

Gross margin as a % of sales	70.2%	1.1%	71.3%

Marketing, selling and administrative	1,034	(28)	1,006
Advertising and product promotion	265	—	265

Total SGA	1,299	(28)	1,271

SG&A as a % of sales	28.8%	(0.6)%	28.2%

Research and development	816	(37)	779

R&D as a % of sales	18.1%	(0.8)%	17.3%

Operating Margins
	1,049	118	1,167
Operating Margins as a % of sales	23.3%	2.6%	25.9%

Provision for restructuring, net	25	(25)	—
Litigation expense, net	30	(30)	—
Equity in net income of affiliates	(164)	—	(164)
Other income, net	167	(226)	(59)

Earnings from Continuing Operations Before Income Taxes	$991	399	$1,390

Provision for income taxes	266	83	349

Net Earnings - Continuing Operations	$725	316	$1,041

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	257		257

Net Earnings - Continuing Operations Attributable to Bristol-Myers Squibb Company	$468	316	$784
Contingently convertible debt interest expense and dividends attributable to unvested shares	1		1

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$469	316	$785

Average Common Shares Outstanding - Diluted	2,002		2,002
Diluted EPS - Continuing Operations Attributable to Bristol-Myers Squibb Company	$0.23	0.16	$0.39

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	10.4%	7.0%	17.4%

Effective Tax Rate	26.8%	(1.7)%	25.1%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2008

(Unaudited, amounts in millions except per share data)

	Q4 2008
	GAAP	Specified Items	Non GAAP

Net Sales	$4,542	—	$4,542
Cost of products sold	1,254	(42)	1,212

Gross Profit	3,288	42	3,330

Gross margin as a % of sales	72.4%	0.9%	73.3%

Marketing, selling and administrative	1,098	(45)	1,053
Advertising and product promotion	356	—	356

Total SGA	1,454	(45)	1,409

SG&A as a % of sales	32.0%	(1.0)%	31.0%

Research and development	1,121	(273)	848

R&D as a % of sales	24.7%	(6.0)%	18.7%

Operating Margins
	713	360	1,073
Operating Margins as a % of sales	15.7%	7.9%	23.6%

Acquired in-process research and development	—	—	—
Provision for restructuring, net	151	(151)	—
Litigation expense, net	1	(1)	—
Gain on sale of Imclone shares	(895)	895	—
Equity in net income of affiliates	(139)	—	(139)
Other income, net	(159)	137	(22)

Earnings from Continuing Operations Before Income Taxes	$1,754	(520)	$1,234

Provision for income taxes	370	(205)	165

Net Earnings - Continuing Operations	$1,384	(315)	$1,069

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	265		265

Net Earnings - Continuing Operations Attributable to Bristol-Myers Squibb Company	$1,119	(315)	$804
Contingently convertible debt interest expense and dividends attributable to unvested shares	(5)		(5)

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$1,114	(315)	$799

Average Common Shares Outstanding - Diluted	1,980		1,980
Diluted EPS - Continuing Operations Attributable to Bristol-Myers Squibb Company	$0.56	(0.16)	$0.40

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	24.6%	(6.9)%	17.7%

Effective Tax Rate	21.1%	(7.7)%	13.4%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(Unaudited, amounts in millions except per share data)

	DECEMBER YTD 2008
	GAAP	Specified Items	Non GAAP

Net Sales	$17,715	—	$17,715
Cost of products sold	5,316	(249)	5,067

Gross Profit	12,399	249	12,648

Gross margin as a % of sales	70.0%	1.4%	71.4%

Marketing, selling and administrative	4,140	(109)	4,031
Advertising and product promotion	1,181	—	1,181

Total SGA	5,321	(109)	5,212

SG&A as a % of sales	30.0%	(0.6)%	29.4%

Research and development	3,512	(361)	3,151

R&D as a % of sales	19.8%	(2.0)%	17.8%

Operating Margins
	3,566	719	4,285
Operating Margins as a % of sales	20.1%	4.1%	24.2%

Acquired in-process research and development	32	(32)	—
Provision for restructuring, net	215	(215)	—
Litigation expense, net	33	(33)
Gain on sale of Imclone shares	(895)	895	—
Equity in net income of affiliates	(617)	—	(617)
Other income, net	22	(119)	(97)

Earnings from Continuing Operations Before Income Taxes	$4,776	223	$4,999

Provision for income taxes	1,090	(55)	1,035

Net Earnings - Continuing Operations	$3,686	278	$3,964

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	989		989

Net Earnings - Continuing Operations Attributable to Bristol-Myers Squibb Company	$2,697	278	$2,975
Contingently convertible debt interest expense and dividends attributable to unvested shares	3		3

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$2,700	278	$2,978

Average Common Shares Outstanding - Diluted	1,999		1,999
Diluted EPS - Continuing Operations Attributable to Bristol-Myers Squibb Company	$1.35	0.14	$1.49

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	15.2%	1.6%	16.8%

Effective Tax Rate	22.8%	(2.1)%	20.7%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2009

(Unaudited, amounts in millions except per share data)

	Q1 2009
	GAAP	Specified Items	Non GAAP

Net Sales	$4,322	—	$4,322
Cost of products sold	1,165	(34)	1,131

Gross Profit	3,157	34	3,191

Gross margin as a % of sales	73.0%	0.8%	73.8%

Marketing, selling and administrative	901	(20)	881
Advertising and product promotion	248	—	248

Total SGA	1,149	(20)	1,129

SG&A as a % of sales	26.6%	(0.5)%	26.1%

Research and development	908	(145)	763

R&D as a % of sales	21.0%	(3.3)%	17.7%

Operating Margins
	1,100	199	1,299
Operating Margins as a % of sales	25.5%	4.6%	30.1%

Provision for restructuring, net	19	(19)	—
Litigation expense, net	104	(104)
Equity in net income of affiliates	(146)	—	(146)
Other income, net	(72)	49	(23)

Earnings from Continuing Operations Before Income Taxes	$1,195	273	$1,468

Provision for income taxes	275	93	368

Net Earnings - Continuing Operations	$920	180	$1,100

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	271		271

Net Earnings - Continuing Operations Attributable to Bristol-Myers Squibb Company	$649	180	$829
Contingently convertible debt interest expense and dividends attributable to unvested shares	(4)		(4)

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$645	180	$825

Average Common Shares Outstanding - Diluted	1,981		1,981
Diluted EPS - Continuing Operations Attributable to Bristol-Myers Squibb Company	$0.33	0.09	$0.42

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	15.0%	4.2%	19.2%

Effective Tax Rate	23.0%	2.1%	25.1%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2009

(Unaudited, amounts in millions except per share data)

	Q2 2009
	GAAP	Specified Items	Non GAAP

Net Sales	$4,665	—	$4,665
Cost of products sold	1,225	(24)	1,201

Gross Profit	3,440	24	3,464

Gross margin as a % of sales	73.7%	0.6%	74.3%

Marketing, selling and administrative	922	(25)	897
Advertising and product promotion	298	—	298

Total SGA	1,220	(25)	1,195

SG&A as a % of sales	26.2%	(0.6)%	25.6%

Research and development	811	(29)	782

R&D as a % of sales	17.4%	(0.6)%	16.8%

Operating Margins
	1,409	78	1,487
Operating Margins as a % of sales	30.2%	1.7%	31.9%

Provision for restructuring, net	19	(19)	—
Litigation expense, net	28	(28)
Equity in net income of affiliates	(150)	—	(150)
Other income, net	(10)	(3)	(13)

Earnings from Continuing Operations Before Income Taxes	$1,522	128	$1,650

Provision for income taxes	353	42	395

Net Earnings - Continuing Operations	$1,169	86	$1,255

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	289		289

Net Earnings - Continuing Operations Attributable to Bristol-Myers Squibb Company	$880	86	$966
Contingently convertible debt interest expense and dividends attributable to unvested shares	(5)		(5)

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$875	86	$961

Average Common Shares Outstanding - Diluted	1,983		1,983
Diluted EPS - Continuing Operations Attributable to Bristol-Myers Squibb Company	$0.44	0.04	$0.48

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	18.9%	1.8%	20.7%

Effective Tax Rate	23.2%	0.7%	23.9%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009

(Unaudited, amounts in millions except per share data)

	Q3 2009
	GAAP	Specified Items	Non GAAP

Net Sales	$4,788	—	$4,788
Cost of products sold	1,317	(30)	1,287

Gross Profit	3,471	30	3,501

Gross margin as a % of sales	72.5%	0.6%	73.1%

Marketing, selling and administrative	953	(20)	933
Advertising and product promotion	256	—	256

Total SGA	1,209	(20)	1,189

SG&A as a % of sales	25.3%	(0.5)%	24.8%

Research and development	820	—	820

R&D as a % of sales	17.1%	—	17.1%

Operating Margins
	1,442	50	1,492
Operating Margins as a % of sales	30.1%	1.1%	31.2%

Provision for restructuring, net	51	(51)	—
Litigation expense, net	—	—
Equity in net income of affiliates	(139)	—	(139)
Other income, net	(35)	23	(12)

Earnings from Continuing Operations Before Income Taxes	$1,565	78	$1,643

Provision for income taxes	366	26	392

Net Earnings - Continuing Operations	$1,199	52	$1,251

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	307		307

Net Earnings - Continuing Operations Attributable to Bristol-Myers Squibb Company	$892	52	$944
Contingently convertible debt interest expense and dividends attributable to unvested shares	(5)		(5)

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$887	52	$939

Average Common Shares Outstanding - Diluted	1,984		1,984
Diluted EPS - Continuing Operations Attributable to Bristol-Myers Squibb Company	$0.45	0.02	$0.47

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	18.6%	1.1%	19.7%

Effective Tax Rate	23.4%	0.5%	23.9%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2009

(Unaudited, amounts in millions except per share data)

	Q4 2009
	GAAP	Specified Items	Non GAAP

Net Sales	$5,033	—	$5,033
Cost of products sold	1,433	(35)	1,398

Gross Profit	3,600	35	3,635

Gross margin as a % of sales	71.5%	0.7%	72.2%

Marketing, selling and administrative	1,170	(145)	1,025
Advertising and product promotion	334	—	334

Total SGA	1,504	(145)	1,359

SG&A as a % of sales	29.9%	(2.9)%	27.0%

Research and development	1,108	(173)	935

R&D as a % of sales	22.0%	(3.4)%	18.6%

Operating Margins
	988	353	1,341
Operating Margins as a % of sales	19.6%	7.0%	26.6%

Provision for restructuring, net	47	(47)	—
Litigation expense, net	—	—	—
Equity in net income of affiliates	(115)	—	(115)
Other income, net	(264)	246	(18)

Earnings from Continuing Operations Before Income Taxes	$1,320	154	$1,474

Provision for income taxes	188	44	232

Net Earnings - Continuing Operations	$1,132	110	$1,242

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	314		314

Net Earnings - Continuing Operations Attributable to Bristol-Myers Squibb Company	$818	110	$928
Contingently convertible debt interest expense and dividends attributable to unvested shares	(4)		(4)

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$814	110	$924

Average Common Shares Outstanding - Diluted	1,967		1,967
Diluted EPS - Continuing Operations Attributable to Bristol-Myers Squibb Company	$0.41	0.06	$0.47

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	16.3%	2.1%	18.4%

Effective Tax Rate	14.2%	1.5%	15.7%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009

(Unaudited, amounts in millions except per share data)

	DECEMBER YTD 2009
	GAAP	Specified Items	Non GAAP

Net Sales	$18,808	—	$18,808
Cost of products sold	5,140	(123)	5,017

Gross Profit	13,668	123	13,791

Gross margin as a % of sales	72.7%	0.6%	73.3%

Marketing, selling and administrative	3,946	(210)	3,736
Advertising and product promotion	1,136	—	1,136

Total SGA	5,082	(210)	4,872

SG&A as a % of sales	27.0%	(1.1)%	25.9%

Research and development	3,647	(347)	3,300

R&D as a % of sales	19.4%	(1.9)%	17.5%

Operating Margins
	4,939	680	5,619
Operating Margins as a % of sales	26.3%	3.6%	29.9%

Provision for restructuring, net	136	(136)	—
Litigation expense, net	132	(132)	—
Equity in net income of affiliates	(550)	—	(550)
Other income, net	(381)	315	(66)

Earnings from Continuing Operations Before Income Taxes	$5,602	633	$6,235

Provision for income taxes	1,182	205	1,387

Net Earnings - Continuing Operations	$4,420	428	$4,848

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	1,181		1,181

Net Earnings - Continuing Operations Attributable to Bristol-Myers Squibb Company	$3,239	428	$3,667
Contingently convertible debt interest expense and dividends attributable to unvested shares	(17)		(17)

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$3,222	428	$3,650

Average Common Shares Outstanding - Diluted	1,978		1,978
Diluted EPS - Continuing Operations Attributable to Bristol-Myers Squibb Company	$1.63	0.22	$1.85

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	17.2%	2.3%	19.5%

Effective Tax Rate	21.1%	1.1%	22.2%

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2009 AND 2008

($ in millions)

Three months ended December 31, 2009

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Other (income)/ expense, net	Total

Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$42	$—	$42
Accelerated depreciation, asset impairment, and other shutdown costs	29	—	—	5	—	34
Pension settlements/curtailments	—	—	—	—	11	11
Process standardization implementation costs	—	45	—	—	—	45
Gain on sale of product lines, businesses and assets	—	—	—	—	(288)	(288)

Total PTI	29	45	—	47	(277)	(156)

Other:
Accelerated depreciation	6	—	—	—	—	6
BMS foundation funding initiative	—	100	—	—	—	100
Loss on sale of investments	—	—			31	31
Upfront and milestone payments	—	—	173	—	—	173

Total	$35	$145	$173	$47	$(246)	154

Income taxes on items above						(44)

Decrease to Net Earnings						$110

Three months ended December 31, 2008

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Gain on sale of Imclone shares	Other (income)/ expense, net	Total

Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$122	$—	$—	$—	$122
Accelerated depreciation and other shutdown costs	6	—	—	20	—	—	8	34
Pension settlements/curtailments	9	—	—	—	—	—	8	17
Process standardization implementation costs	—	45	—	—	—	—	—	45
Termination of lease contracts	—	—	—	9	—	—	6	15
Gain on sale of product lines and businesses	—	—	—	—	—	—	(159)	(159)

	15	45	—	151	—	—	(137)	74

Other:
Litigation charges	—	—	—	—	1		—	1
Insurance Recovery	—	—	—	—	—	—	(20)	(20)
Upfront and milestone payments	—	—	260	—	—	—	—	260
Asset impairment	27	—	13	—	—	—	—	40
ARS impairment charge	—	—	—	—	—	—	77	77
Debt buyback and swap terminations	—	—	—	—	—	—	(57)	(57)
Gain on sale of ImClone shares	—	—	—	—	—	(895)	—	(895)

	$42	$45	$273	$151	$1	$(895)	$(137)	(520)

Income taxes on items above								205

Increase to Net Earnings								$(315)

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009 AND 2008

($ in millions)

Twelve months ended December 31, 2009

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total

Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$122	$—	$—	$122
Accelerated depreciation, asset impairment, and other shutdown costs	109	—	—	14	—	—	123
Pension settlements/curtailments	—	—	—	—	—	36	36
Process standardization implementation costs	—	110	—	—	—	—	110
Gain on sale of product lines, businesses and assets	—	—	—	—	—	(360)	(360)

Total PTI	109	110	—	136	—	(324)	31

Other:
Litigation charges	—	—	—	—	132	—	132
Accelerated depreciation	6	—	—	—	—	—	6
BMS foundation funding initiative	—	100	—	—	—	—	100
Loss on sale of investments		—				31	31
Upfront and milestone payments	—	—	347	—	—	—	347
Medarex acquisition	—	—	—	—	—	(10)	(10)
Debt buyback and swap terminations	—	—	—	—	—	(7)	(7)
Product liability	8	—	—	—	—	(5)	3

Total	$123	$210	$347	$136	$132	$(315)	633

Income taxes on items above							(205)

Decrease to Net Earnings							$428

Twelve months ended December 31, 2008

	Cost of products sold	Marketing selling and administrative	Research and development	Acquired in-process research and development	Provision for restructuring, net	Litigation expense, net	Gain on sale of Imclone shares	Other (income)/ expense, net	Total

Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$—	$186	$—	$—	$—	$186
Accelerated depreciation and other shutdown costs	213	—	—	—	20	—	—	8	241
Pension settlements/curtailments	9	—	—	—	—	—	—	8	17
Process standardization implementation costs	—	109	—	—	—	—	—	—	109
Gain on sale and leaseback of properties	—	—	—	—	—	—	—	(9)	(9)
Termination of lease contracts	—	—	—	—	9	—	—	6	15
Gain on sale of product lines and businesses	—	—	—	—	—	—		(159)	(159)

	222	109	—	—	215	—	—	(146)	400

Other:
Litigation settlement	—	—	—	—	—	33	—	—	33
Insurance Recovery	—	—	—	—	—	—	—	(20)	(20)
Product liability	—	—	—	—	—	—	—	18	18
Upfront and milestone payments and acquired in-process research and development	—	—	348	32	—	—	—	—	380
Asset impairment	27	—	13	—	—	—	—	—	40
ARS impairment charge	—	—	—	—	—	—	—	324	324
Debt buyback and swap terminations	—	—	—	—	—	—	—	(57)	(57)
Gain on sale of ImClone shares	—	—	—	—	—	—	(895)	—	(895)

	$249	$109	$361	$32	$215	$33	$(895)	$119	223

Income taxes on items above									55

Decrease to Net Earnings									$278

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Cash and cash equivalents	$2,443	$4,047	$7,173	$7,976	$7,832	$7,507	$6,367	$7,683
Marketable securities – current	194	355	258	289	1,088	613	302	831
Marketable securities – long term	455	386	297	188	184	983	1,202	1,369
Short-term borrowings	1,781	1,799	135	154	156	124	286	231
Long-term debt	4,660	6,021	6,120	6,585	6,492	6,235	6,307	6,130

Net (debt) / cash	$(3,349)	$(3,032)	$1,473	$1,714	$2,456	$2,744	$1,278	$3,522

BRISTOL-MYERS SQUIBB COMPANY

2010 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2010
Projected Diluted Earnings Attributable to Shareholders per Common Share — GAAP	$1.94 to $2.04
Projected Specified Items:
Downsizing and streamlining of worldwide operations	0.11
Accelerated depreciation and other shutdown costs	0.08
Upfront and milestone payments and other	0.02

Total	0.21

Projected Diluted Earnings Attributable to Shareholders per Common Share—Non-GAAP	$2.15 to $2.25

Revenue growth is projected in the mid single digit range.

Gross margin on a GAAP basis for the full year 2009 was 72.7%, which included specified items of $123 million and had a 0.6% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the full year 2009 gross margin was 73.3%. On a non-GAAP basis, the Company projects gross margin for the full year 2010 to remain consistent with last year. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation - December YTD tab.

Research and Development expenses on a GAAP basis for the full year 2009 were $3,647 million, which included specified items of $347 million. On a non-GAAP basis, for the full year 2009 research and development expenses were $3,300 million. On a non-GAAP basis, the Company projects research and development expenses for the full year 2010 to increase in the mid to high single digit range compared to 2009. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation - December YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the full year 2009 were $3,946 million, which included specified items of $210 million. On a non-GAAP basis, for the full year 2009 marketing, selling and administrative expenses were $3,736 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2010 to remain flat compared to 2009. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation - December YTD tab.

The effective tax rate on a GAAP basis for the full year 2009 was 21.1%, which included specified items of $205 million in the tax provision, and had a 1.1% impact on the effective tax rate in aggregate. On a non-GAAP basis, for the full year 2009 effective tax rate was 22.2%. On a non-GAAP basis, based on historical trends in 2009 the Company projects the annual effective tax rate between 23% and 24% for the full year 2010. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation - December YTD tab.

The GAAP results for the full year 2010 will include specified items that may occur and impact results, including expected restructuring and other charges related to implementation the Productivity Transformation Initiative (PTI), and other expected charges associated with downsizing and streamlining worldwide operations, accelerated depreciation and upfront and milestone payments. The productivity initiative, announced in December 2007 is expected to generate approximately $2.5 billion in cost reductions and avoidance on a pre-tax basis by 2012. Costs associated with the Productivity Transformation Initiative are $1.2 billion through the end of 2009, with aggregate costs estimated to be between $1.3 billion and $1.6 billion on a pre-tax basis. This amount does not include gains realized due to sales of assets. As the PTI projects are substantially complete and the Company expects to be within the above mentioned range, the Company will no longer separately identify PTI-related specified items beginning with the first quarter of 2010. The GAAP results for the full year 2010 could also include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, additional upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain of the litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Fourth Quarter and 12 Months of 2009, January 28, 2010, including “2010 Guidance” and “Use of Non-GAAP Financial Information” therein.

The Company has previously provided guidance that it expected non-GAAP EPS to grow at a minimum of 15 percent compound annual growth rate from the 2007 base through 2010 without rebasing for the sale of the ConvaTec business. If the company meets its expected 2010 non-GAAP EPS from continuing operations guidance, it will exceed the prior 15 percent minimum three-year annual growth rate guidance. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP EARNINGS FROM CONTINUING OPERATIONS

BEFORE NONCONTROLLING INTEREST & TAXES AND GAAP PRETAX PROFIT MARGIN

TO NON-GAAP PRETAX PROFIT AND NON-GAAP PRETAX PROFIT MARGIN

FOR THE YEAR ENDED DECEMBER 31, 2009

(unaudited, dollar amounts in millions)

Net Sales	$18,808

Earnings from Continuing Operations Before Noncontrolling Interest & Taxes	$5,602
Earnings from Continuing Operations Before Noncontrolling Interest & Taxes as a % of Net Sales (GAAP Pretax Profit Margin)	29.8%

Excluding Specified Items[1]	633

Non-GAAP Earnings from Continuing Operations Before Noncontrolling Interest & Taxes Excluding Specified Items	6,235

Noncontrolling Interest [2]	1,743

Non-GAAP Earnings from Continuing Operations Before Taxes (Pretax Profit)	$4,492
Non-GAAP Earnings from Continuing Operations Before Taxes as a % of Net Sales (Pretax Profit Margin)	23.9%

[1]	Please refer to the Specified Items YTD tab for detail of specified items.
[2]	Noncontrolling Interest is computed as follows:

Noncontrolling interest, pre-tax	$1,743
Income taxes	562

Noncontrolling interest, net of taxes	$1,181